                                                                      EX. - 99.2



                        UNAUDITED PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS
                              OF SRS LABS FOR THE
                     TWELVE MONTHS ENDED DECEMBER 31, 1997
                   AND THE THREE MONTHS ENDED MARCH 31, 1998
                     REFLECTING THE ACQUISITION OF VALENCE







               INDEX TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


                                                                                         PAGE
PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF SRS LABS, INC. (UNAUDITED):

Pro forma consolidated condensed statement of operations for the
  twelve months ended December 31, 1997 (Unaudited)...........................           PF-2

Pro forma consolidated condensed statement of operations for the
  three months ended March 31, 1998 (Unaudited)...............................           PF-3

Notes to pro forma consolidated condensed financial statements (Unaudited)....           PF-4

SRS LABS, INC.
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


                                   SRS             VTI
                               TWELVE MONTHS  TWELVE MONTHS
                                  ENDED           ENDED
                                DECEMBER 31,     MARCH 31,      PRO FORMA         PRO FORMA
                                   1997            1998        ADJUSTMENTS        COMBINED
REVENUES                        $ 10,081,283   $ 37,595,737   $   (300,000)(d)  $ 47,377,020

COST OF SALES                        210,348     29,473,639                       29,683,987
                                ------------   ------------                     ------------

GROSS MARGIN                       9,870,935      8,122,098       (300,000)       17,693,033

OPERATING EXPENSES                 5,323,234      7,667,707      1,205,989 (a)    14,196,930
                                ------------   ------------   ------------      ------------


INCOME (LOSS) FROM OPERATIONS      4,547,701        454,391     (1,505,989)        3,496,103

INTEREST INCOME                    1,088,718                      (399,898)(b)       688,820

INTEREST EXPENSE                                    924,447       (451,947)(b)       472,500

OTHER INCOME                                       (239,217)                        (239,217)
                                               ------------                     ------------


INCOME (LOSS) BEFORE PROVISION
  FOR INCOME TAXES                 5,636,419       (230,839)    (1,453,940)        3,951,640

PROVISION FOR INCOME TAXES         1,863,200        180,645       (100,000)(c)     1,943,845
                                ------------   ------------   ------------      ------------


NET INCOME (LOSS)               $  3,773,219   $   (411,484)  $ (1,353,940)     $  2,007,795
                                ============   ============   ============      ============


NET INCOME PER SHARE - Basic    $       0.39                                    $       0.18
                                ============                                    ============



WEIGHTED AVERAGE SHARES
  OUTSTANDING - Basic              9,556,015                     1,805,611        11,361,626
                                ============                  ============      ============


NET INCOME PER SHARE - Diluted  $       0.35                                    $       0.16
                                ============                                    ============

WEIGHTED AVERAGE SHARES
  OUTSTANDING - Diluted           10,852,281                     1,805,611        12,657,892
                                ============                  ============      ============




See accompanying notes to unaudited pro forma consolidated financial statements.

SRS LABS, INC.
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


                              SRS           VTI
                          THREE MONTHS  THREE MONTHS
                             ENDED         ENDED
                            MARCH 31,      MARCH 31,     PRO FORMA           PRO FORMA
                             1998           1998        ADJUSTMENTS          COMBINED
                         ------------   ------------   ------------        ------------
REVENUES                 $  1,439,007   $  7,956,382   $          -        $  9,395,389

COST OF SALES                  26,932      7,014,285                          7,041,217
                         ------------   ------------                       ------------

GROSS MARGIN                1,412,075        942,097                          2,354,172

OPERATING EXPENSES          2,938,732      1,789,995        938,211 (a)(e)    3,790,516
                         ------------   ------------   ------------        ------------


LOSS FROM OPERATIONS       (1,526,657)      (847,898)       938,211          (1,436,344)

INTEREST INCOME               265,851                       (66,647) (b)        199,204

INTEREST EXPENSE              (37,797)      (183,899)      (105,152) (b)      (116,544)

OTHER INCOME                   76,277          2,443                             78,720
                         ------------   ------------                       ------------



LOSS BEFORE INCOME TAX
  BENEFIT                  (1,222,326)    (1,029,354)       976,716          (1,274,964)

INCOME TAX BENEFIT            283,768                      (249,290) (c)         34,478
                         ------------                  ------------        ------------


NET LOSS                 $   (938,558)  $ (1,029,354)  $    727,426        $ (1,240,486)
                         ============   ============   ============        ============


NET LOSS PER SHARE       $      (0.09)                                     $      (0.11)
                         ============                                      ============

WEIGHTED AVERAGE SHARES
  OUTSTANDING - Basic      10,852,052                       601,871          11,453,923
                         ============                  ============        ============




See accompanying notes to unaudited pro forma consolidated financial statements.

SRS LABS, INC.

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
AND THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


1.        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

          On March 2, 1998, SRS Labs, Inc. ("SRS" or the "Company") acquired all of the outstanding shares of capital stock of Valence Technology
          Inc., a British Virgin Islands holding company with its principal business operations in Hong Kong and China ("Valence" or "VTI"). Valence, which conducts its business through its subsidiaries based in Hong Kong and China, is engaged in three primary areas of business; namely, the design and sale of application-specific integrated circuits (ASIC) and other semiconductor products, the design, manufacture and sale of consumer electronic products, and the distribution of components and products within mainland China and throughout Asia. The aggregate purchase price of $19,500,000 consisted of approximately $7,400,000 in cash and 1,680,611 shares of the Company's common stock. The acquisition was accounted for as a purchase and as having an effective date of February 1, 1998. In connection with such acquisition, three of the four management shareholders and their respective sole shareholders, each of whom was a key employee of Valence or one of its subsidiaries, entered into noncompetition agreements with the Company. In consideration for these agreements and for a nominal cash payment equal to the par value of the shares, the Company issued an aggregate of an additional 125,000 shares of its common stock to such three shareholders.

          The unaudited pro forma consolidated condensed statement of operations, which are presented in U.S. dollars, give effect on a purchase accounting basis to the acquisition of Valence. The pro forma consolidated condensed statement of operations for the twelve months ended December 31, 1997 has been prepared by combining the statement of operations of SRS for the twelve months ended December 31, 1997 with the consolidated statement of operations of Valence for the twelve months ended March 31, 1998. The pro forma consolidated condensed statement of operations for the three months ended March 31, 1998 have been prepared by combining the statements of operations of SRS and Valence for the three months ended March 31, 1998.

          The unaudited pro forma consolidated condensed statements of operations for the twelve months ended December 31, 1997 and the three months ended March 31, 1998 assume that the acquisition occurred on January 1, 1997 and 1998, respectively. The unaudited pro forma consolidated condensed statements of operations do not purport to represent the results of operations of SRS had the transaction and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The pro forma adjustments are based on management's preliminary assumptions regarding purchase accounting adjustments. The actual allocation of the purchase price will be adjusted to the extent that actual amounts differ from management's estimates in accordance with Statement of Financial Accounting Standards (SFAS) No. 38, Accounting for Preacquisition Contingencies of Purchased Enterprises.

          The pro forma consolidated financial information is based upon certain assumptions and adjustments described in the notes to the pro forma consolidated financial statements. The pro forma consolidated financial information should be read in conjunction with (a) the historical financial statements, and related notes, of SRS contained in SRS' quarterly report on Form 10-Q for the quarter ended March 31, 1998 and in the Annual Report on Form 10-KSB for the year ended December 31, 1997 and (b) Valence's historical financial statements referenced on page F-1 of this report.

SRS LABS, INC.
NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
AND THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


2.        PRO FORMA ADJUSTMENTS

          The following summarizes the consideration granted for the acquisition of Valence and non-compete agreements, the allocation of the purchase price and other purchase accounting adjustments:


              Cash                                                                  $ 7,394,222
              Common stock                                                           13,006,178
                                                                                    -----------

              Total purchase price                                                   20,400,400
              Deficiency in net assets acquired                                       1,503,035
              Estimated acquisition costs                                             1,478,633
                                                                                    -----------
              Excess of purchase price over net assets                              $23,382,068
                                                                                    ===========

              Allocated to:
                In-process research and development                                 $17,471,668
                Intangible assets                                                     5,910,400
                                                                                    -----------

                                                                                    $23,382,068
                                                                                    ===========


          The following items describe the pro forma adjustments made to reflect the acquisition of Valence:

(a) To record amortization related to the intangible assets based on the straight-line method over three to eleven years.

(b) To record the reduction in interest income and the net decrease in interest expense due to the use of previously invested cash for the acquisition of Valence and borrowings aggregating $7,000,000 incurred to repay certain higher interest rate Valence indebtedness upon the acquisition.

(c)       To record the tax effect of the pro forma adjustments.

(d) Represents the elimination of certain revenue derived from Valence by SRS during the twelve months ended December 31, 1997.

(e) In accordance with the Financial Accounting Standards Board (FASB) Interpretation No. 4, SRS is required to write-off $1,038,710 in-process research and development acquired by SRS in a separate and unrelated transaction during the three months ended March 31, 1998. The amount is reflected as a component of the pro forma adjustments to operating expenses in the pro forma condensed consolidated statements of operations because it is a one-time nonrecurring charge.

SRS LABS, INC.
NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
AND THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


          In accordance with FASB Interpretation No. 4, SRS is required to write-off the $17,471,668 in-process research and development acquired in the acquisition. This write-off was reflected in the quarter ending March 31, 1998 and has not been reflected in the pro forma condensed consolidated statements of operations because it is a one-time nonrecurring charge.


3.        PRO FORMA WEIGHTED AVERAGE SHARES OUTSTANDING

          Pro forma weighted average shares outstanding assumes as outstanding the 1,805,611 new shares issued by SRS required to consummate the acquisition of Valence.